Exhibit 99.2

FOR RELEASE:
October 31, 2001
Contact:
Richard E. Moran Jr.
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531

KILROY REALTY CORPORATION REPORTS
THIRD QUARTER FINANCIAL RESULTS

          LOS ANGELES, October 31, 2001 – Kilroy Realty Corporation (NYSE: KRC) today reported funds from operations (FFO) in its third quarter ended September 30, 2001 of $20.5 million, or $0.67 per share, down from $21.1 million, or $0.69 per share in the third quarter of 2000. For the first nine months of 2001, the company said FFO totaled $70.6 million, or $2.31 per share, up from $61.9 million, or $2.02 per share in the year-earlier period.

          KRC said net income totaled $9.3 million, or $0.34 per share, for its third quarter ended September 30, 2001, down from $15.7 million, or $0.59 per share, in the third quarter of 2000. Revenues in the third quarter totaled $51.4 million, up from $47.2 million in the prior year’s quarter.

          For the first nine months of 2001, the company reported net income of $30.8 million, or $1.13 per share, down from $38.1 million, or $1.42 per share, in the first nine months of 2000. Revenues for the nine-month period totaled $160.0 million, up from $136.4 million in the year-earlier period. All per-share amounts in this report are presented on a diluted basis.

          KRC is currently developing or is committed to develop 963,500 square feet of space in Southern California, with completion dates scheduled through 2002. This committed development pipeline, representing a total estimated investment of approximately $243 million, is currently 51% leased or committed.

          As part of its program to sell non-core assets, the company sold one office and four industrial buildings in the third quarter, including its only three assets located in the state of Nevada. Total proceeds from the dispositions were approximately $29.4 million.

          Some of the information presented in this release is forward-looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s SEC reports and filings. Included among these factors are changes in general economic conditions including changes in the economic conditions affecting industries in which its principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence, and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

          Kilroy Realty Corporation is a Southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of California and Washington. Principal submarkets for KRC’s current development program include Calabasas, West Los Angeles, El Segundo and coastal San Diego, where the company’s total development pipeline is over $500 million. At September 30, 2001, the company owned 7.1 million square feet of commercial office space and 5.2 million square feet of industrial space. More information on Kilroy Realty can be found at www.kilroyrealty.com.

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KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2001	Three Months Ended September 30, 2000	Nine Months Ended September 30, 2001	Nine Months Ended September 30, 2000
Revenues	$51,446	$47,249	$ 160,047	$ 136,355
Net income available to common stockholders (1)	$ 9,283	$15,679	$ 30,806	$ 38,060
Weighted average common shares outstanding—basic	27,359	26,455	27,080	26,647
Weighted average common shares outstanding—diluted	27,587	26,697	27,315	26,758
Net income per share of common stock—basic	$ 0.34	$ 0.59	$ 1.14	$ 1.43
Net income per share of common stock—diluted	$ 0.34	$ 0.59	$ 1.13	$ 1.42
Funds From Operations	$20,512	$21,067	$ 70,625	$ 61,899
Weighted average common shares/units outstanding—basic (2)	30,421	30,203	30,303	30,457
Weighted average common shares/units outstanding—diluted (2)	30,648	30,444	30,538	30,568
Funds From Operations per common share/unit—basic (2)	$ 0.67	$ 0.70	$ 2.33	$ 2.03
Funds From Operations per common share/unit—diluted (2)	$ 0.67	$ 0.69	$ 2.31	$ 2.02
Common shares outstanding at end of period			27,426	26,455
Common partnership units outstanding at end of period			3,061	3,748

Total common shares and units outstanding at end of period			30,487	30,203

			September 30, 2001	September 30, 2000
Occupancy rates:
California			94.6%	96.6%
Washington			99.3%	100.0%
Arizona			100.0%	100.0%
Nevada				100.0%

Weighted average total			94.8%	96.9%
Total square feet of stabilized properties owned at end of period:
Office			7,130	8,294
Industrial			5,243	5,807

Total			12,373	12,101

(1)	Net income after minority interests.
(2)	Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	September 30, 2001	December 31, 2000
ASSETS
INVESTMENT IN REAL ESTATE:
Land and improvements	$ 274,569	$ 266,444
Buildings and improvements	1,136,946	1,054,995
Undeveloped land and construction in progress, net	170,122	162,633
Investment in unconsolidated real estate		12,405

Total investment in real estate	1,581,637	1,496,477
Accumulated depreciation and amortization	(232,029)	(205,332)

Investment in real estate, net	1,349,608	1,291,145
Cash and cash equivalents	10,718	17,600
Restricted cash	25,800	35,014
Tenant receivables, net	32,236	32,521
Note receivable from related party		33,274
Deferred financing and leasing costs, net	37,470	39,674
Prepaid expenses and other assets	4,890	7,941

TOTAL ASSETS	$1,460,722	$1,457,169

LIABILITIES & STOCKHOLDERS’ EQUITY
LIABILITIES:
Secured debt	$ 437,688	$ 432,688
Unsecured line of credit	185,000	191,000
Unsecured term facility	100,000	100,000
Accounts payable, accrued expenses and other liabilities	48,336	33,911
Accrued distributions	14,634	13,601
Rents received in advance and tenant security deposits	14,643	17,810

Total liabilities	800,301	789,010

MINORITY INTERESTS:
8.075% Series A Cumulative Redeemable
Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable
Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable
Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	49,573	62,485
Minority interest in Development LLCs	14,164	11,748

Total minority interests	216,238	226,734

STOCKHOLDERS’ EQUITY:
Common stock	274	265
Additional paid-in capital	478,986	460,390
Distributions in excess of earnings	(27,623)	(19,230)
Accumulated other comprehensive loss	(7,454)

Total stockholders’ equity	444,183	441,425

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,460,722	$1,457,169

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2001	Three Months Ended September 30, 2000	Nine Months Ended September 30, 2001	Nine Months Ended September 30, 2000
REVENUES:
Rental income	$44,992	$40,555	$135,400	$117,627
Tenant reimbursements	5,901	4,748	17,591	14,036
Interest income	170	1,706	883	3,008
Other income	383	240	6,173	1,684

Total revenues	51,446	47,249	160,047	136,355

EXPENSES:
Property expenses	7,911	6,217	22,254	17,749
Real estate taxes	4,106	3,523	12,480	9,959
General and administrative expenses	2,949	2,890	9,337	8,077
Ground leases	379	423	1,146	1,211
Interest expense	10,657	10,024	32,060	27,800
Depreciation and amortization	12,680	9,941	38,634	28,909

Total expenses	38,682	33,018	115,911	93,705

Income from operations	12,764	14,231	44,136	42,650
Net gains on dispositions of operating properties	2,468	7,288	4,007	11,256

Income before minority interests and cumulative effect of change in accounting principle	15,232	21,519	48,143	53,906

Minority interests:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	(10,125)	(10,125)
Minority interest in earnings of Operating Partnership	(1,027)	(2,227)	(3,668)	(5,442)
Minority interest in earnings of Development LLCs	(1,547)	(238)	(2,152)	(279)

Total minority interests	(5,949)	(5,840)	(15,945)	(15,846)

Net income before cumulative effect of change in accounting principle	9,283	15,679	32,198	38,060
Cumulative effect of change in accounting principle			(1,392)

Net income	$ 9,283	$15,679	$ 30,806	$ 38,060

Weighted average shares outstanding—basic	27,359	26,455	27,080	26,647
Weighted average shares outstanding—diluted	27,587	26,697	27,315	26,758
Income per common share—basic	$ 0.34	$ 0.59	$ 1.14	$ 1.43

Income per common share—diluted	$ 0.34	$ 0.59	$ 1.13	$ 1.42

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2001	Three .Months Ended September 30, 2000	Nine Months Ended September 30, 2001	Nine Months Ended September 30, 2000
Net income	$ 9,283	$15,679	$30,806	$38,060
Adjustments:
Minority interest in earnings of Operating Partnership	1,027	2,227	3,668	5,442
Depreciation and amortization	12,123	9,941	37,123	28,909
Net gains on dispositions of operating properties	(2,468)	(7,288)	(4,007)	(11,256)
Cumulative effect of change in accounting principle			1,392
Non-cash amortization of restricted stock grants	547	508	1,643	744

Funds From Operations	$20,512	$21,067	$70,625	$61,899

Weighted average common shares/units outstanding—basic	30,421	30,203	30,303	30,457
Weighted average common shares/units outstanding—diluted	30,648	30,444	30,538	30,568
Funds From Operations per common share/unit— basic	$ 0.67	$ 0.70	$ 2.33	$ 2.03

Funds From Operations per common share/unit—diluted	$ 0.67	$ 0.69	$ 2.31	$ 2.02

KILROY REALTY CORPORATION
FUNDS AVAILABLE FOR DISTRIBUTION
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2001	Three Months Ended September 30, 2000	Nine Months Ended September 30, 2001	Nine Months Ended September 30, 2000
Funds From Operations	$20,512	$21,067	$70,625	$61,899
Adjustments:
Amortization of deferred financing costs	408	426	1,188	1,119
Tenant improvements, leasing commissions and recurring capital expenditures	(2,240)	(2,462)	(6,919)	(5,193)
Net effect of straight-line rents	(1,927)	(2,611)	(4,514)	(5,668)

Funds Available for Distribution	$16,753	$16,420	$60,380	$52,157

Funds Available for Distribution per common share/unit—basic	$ 0.55	$ 0.54	$ 1.99	$ 1.71

Funds Available for Distribution per common share/unit—diluted	$ 0.55	$ 0.54	$ 1.98	$ 1.71